As Filed with the Securities and Exchange Commission on August 8, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2011 (August 8, 2011)

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2011, Monsanto Company’s Board of Directors elected Jon R. Moeller to the Board of Directors and appointed Mr. Moeller to its Audit and Finance Committee and its Science and Technology Committee.  Mr. Moeller is the Chief Financial Officer of The Procter & Gamble Company.  Mr. Moeller was elected to the class of directors whose terms expire at the Company’s 2013 annual meeting of shareowners.

        In addition, the Board determined that Mr. Moeller is independent under the listing standards of New York Stock Exchange ("NYSE") and the Board's Charter and Corporate Governance Guidelines, including the additional independence requirements that are applicable to members of the Audit and Finance Committee.  The Board also determined that Mr. Moeller meets the experience requirements set forth in the NYSE's listing standards and is an "audit committee financial expert" for purposes of the SEC's rules.

Mr. Moeller will be entitled to receive the same compensation for service as a director as is provided to other directors of the Company under the Non-Employee Director Equity Incentive Compensation Plan (the “Plan”).  The Plan was described in more detail in the Proxy Statement for our 2011 annual meeting.  Under the Plan, Mr. Moeller will receive an annual base retainer, which for fiscal 2011 will be pro-rated to one-twelfth of $195,000 to reflect one month of service.  Half of the aggregate retainer is payable in deferred common stock, and the remainder is payable, at the election of each director, in the form of restricted common stock, deferred common stock, current cash and/or deferred cash.  Pursuant to the Plan, Mr. Moeller was also provided a grant of restricted stock upon commencement of service as a member of the Board of Directors equal to the full annual base retainer divided by the closing price of a share of the Company’s common stock on the commencement date, which amounted to 2,745 shares of restricted common stock.

A press release announcing the election of Mr. Moeller as a director, as described above, is attached hereto as Exhibit 99.

ITEM 9.01                      Financial Statements and Exhibits

(d)           Exhibits.  The following document is filed as an exhibit to this report:

Exhibit 99                      Press Release dated August 3, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2011

MONSANTO COMPANY

By:	/s/ Jennifer L. Woods
Name:	Jennifer L. Woods
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release dated August 3, 2011

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